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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 13, 2003


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)


            Delaware                        0-692               46-0172280
(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

             125 South Dakota Avenue                                 57104
            Sioux Falls, South Dakota                             (Zip Code)
     (Address of principal executive offices)

                                 (605) 978-2908
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                         (Registrant's telephone number,
                              including area code)



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


Item 5.        Other Events

On November 13, 2003, NorthWestern Corporation issued a press release announcing that Daniel K. Newell has resigned as senior vice president of NorthWestern. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 7.        Financial Statements and Exhibits

EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of NorthWestern Corporation dated November 13, 2003
* filed herewith


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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              NorthWestern Corporation


                              By:  /s/ Eric R. Jacobsen
                                   -------------------------
                                   Eric R. Jacobsen
                                   Senior Vice President, General Counsel and
                                   Chief Legal Officer

Date:  November 13, 2003


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


                                Index to Exhibits
                                -----------------

EXHIBIT NO.    DESCRIPTION OF DOCUMENT
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99.1*          Press Release of NorthWestern Corporation dated November 13, 2003
* filed herewith


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